Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brent Hahn, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of UFood Restaurant Group, Inc., for the fiscal quarter ended October 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report fairly presents in all material respects the financial condition and results of operations of UFood Restaurant Group, Inc..

Date: December 13, 2007	By:	/s/ Brent Hahn
Brent Hahn,
Chief Executive Officer
and Chief Financial Officer